EXHIBIT 10.1

PERICOM JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of November 25, 2015, is by and among PERICOM SEMICONDUCTOR CORPORATION, a California corporation (“Pericom”), DIODES INCORPORATED, a Delaware corporation (the “Domestic Borrower”), Diodes International B.V., a besloten vennootschap met beperkte aansprakelijkheid organized under the laws of the Netherlands, having its statutory seat in Amsterdam, the Netherlands and registered with the trade register of the Chambers of Commerce in the Netherlands under number 34274981 (the “Foreign Borrower” and together with the Domestic Borrower, the “Borrowers” and each, individually, a “Borrower”), certain Subsidiaries of the Domestic Borrower (the “Subsidiary Guarantors”) and Bank of America, N.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent”) under that certain Credit Agreement, dated as of January 8, 2013 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”) among the Borrowers, the Subsidiary Guarantors, the Lenders thereto and the Administrative Agent. Capitalized terms used herein but not otherwise defined shall have the meanings provided in the Credit Agreement.

Pericom is a Domestic Subsidiary of a Loan Party, and, consequently, the Domestic Borrower is required by Section 6.12 of the Credit Agreement to cause Pericom to become a “Guarantor” under the Guaranty and a “Grantor” under the Collateral Agreement.

Accordingly, Pericom and the Borrowers hereby agree as follows with the Administrative Agent, for the benefit of the Secured Parties:

1. Guaranty Supplement.

(a) Pericom hereby acknowledges, agrees and confirms that, by its execution of this Agreement, it is a Guarantor under the Guaranty as if it were a signatory thereof on the Closing Date of the Credit Agreement, and (i) shall comply with, and be subject to, and have the benefit of, all of the terms, conditions, covenants, agreements and obligations set forth in the Credit Agreement (including the Guaranty) and (ii) hereby makes each representation and warranty set forth in the Credit Agreement (including the Guaranty).

(b) Each Borrower, each other Loan Party and Pericom hereby agrees that each reference to a “Global Guarantor”, “Global Guarantors”, “Guarantor” or the “Guarantors” in the Credit Agreement (including the Guaranty) and the other Loan Documents shall include Pericom, and each reference to the “Guaranty” as used therein shall mean the Guaranty as supplemented hereby.

2. Collateral Agreement Supplement.

(a) In order to secure the Credit Agreement in accordance with the terms thereof, and to secure the payment and performance of all of the Obligations, (A) Pericom hereby grants and pledges to the Administrative Agent, for the ratable benefit of itself and the Lenders, on the terms set forth in the Collateral Agreement, a continuing security interest in and to all of its right, title and interest in and to all Collateral whether now or hereafter owned or acquired by it or in which it now has or hereafter has or acquires any rights, and wherever located (excluding, however, all Equity Interests in Subsidiaries of Pericom that are Foreign Subsidiaries) (all such Collateral, the “New Collateral”) and (B) the Borrowers and the Guarantors each hereby confirms and reaffirms the security interests in and to all of the Collateral of such Borrower or such Guarantor, as applicable, granted to the Administrative Agent, for the ratable benefit of itself and the Lenders, under the Collateral Agreement.

(b) The security interests in the Collateral are granted as security only and shall not subject the Administrative Agent or any Lender to, or transfer to the Administrative Agent or any Lender, or in any way affect or modify, any obligation or liability of the Borrowers or Pericom with respect to any of the New Collateral or any transaction in connection therewith.

(c) Each Borrower, each other Loan Party and Pericom each hereby agrees that by execution of this Agreement Pericom is a party to the Collateral Agreement as if it were a signatory thereof as a Grantor on the Closing Date of the Credit Agreement, and Pericom shall (A) comply with, and be subject to, and have the benefit of, all of the terms, covenants, conditions, agreements and obligations set forth in the Collateral Agreement and (B) hereby makes each representation and warranty set forth in the Collateral Agreement applicable to a “Grantor”. The Loan Parties and Pericom each hereby agrees that each reference to a “Grantor” or the “Grantors” in the Collateral Agreement and the other Loan Documents shall include Pericom.

(d) Each Borrower, each other Loan Party and Pericom each hereby agrees that “Collateral” as used in the Collateral Agreement and the Credit Agreement shall include all New Collateral and “Collateral Agreement” or “Agreement” as used therein shall mean the Collateral Agreement as supplemented hereby.

(e) Each Borrower, each other Loan Party and Pericom each hereby agrees that they shall deliver to the Administrative Agent such certificates and other documents (including, without limitation, UCC-1 Financing Statements) and take such action as the Administrative Agent shall reasonably request in order to effectuate the terms hereof and the Collateral Agreement.

(f) Pericom hereby acknowledges receipt of a copy of the Collateral Agreement, the Guaranty and the other Loan Documents to which it is a party and agrees for the benefit of the Administrative Agent and the Lenders to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it.

(g) Attached as Annex A are updated Schedules to the Credit Agreement and updated Schedules to the Collateral Agreement, setting forth all information required to be provided therein with respect to Pericom and its Subsidiaries (which information shall be provided as of the date hereof).

3. This Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

4. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. The terms of Sections 11.14 and 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms. This Agreement shall constitute a “Loan Document” under and as defined in the Credit Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the Borrowers and Pericom has caused this Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Secured Parties, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

PERICOM SEMICONDUCTOR CORPORATION

By:	/s/ Richard D. White

Name:	Richard D. White
Title:	Chief Financial Officer and Secretary

DOMESTIC BORROWER:

DIODES INCORPORATED

By:	/s/ Richard D. White

Name:	Richard D. White
Title:	Chief Financial Officer

FOREIGN BORROWER:

DIODES INTERNATIONAL B.V.

By:	/s/ Richard D. White

Name:	Richard D. White
Title:	Managing Director A

By:	/s/ E.S. van Dalen

Name:	E.S. van Dalen
Title:	Managing Director B

[SIGNATURE PAGE TO PERICOM JOINDER]

SUBSIDIARY GUARANTORS:

DIODES INVESTMENT COMPANY

By:	/s/ Richard D. White

Name:	Richard D. White
Title:	Chief Financial Officer

DIODES FABTECH INC.

By:	/s/ Richard D. White

Name:	Richard D. White
Title:	Director

DIODES HOLDINGS UK LIMITED

By:	/s/ Richard D. White

Name:	Richard D. White
Title:	Director

DIODES ZETEX LIMITED

By:	/s/ Richard D. White

Name:	Richard D. White
Title:	Director

[SIGNATURE PAGE TO PERICOM JOINDER]

Acknowledged, accepted and agreed:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Darleen R. DiGrazia

Name:	Darleen R. DiGrazia
Title:	Vice President

[SIGNATURE PAGE TO PERICOM JOINDER]

ANNEX A TO JOINDER AGREEMENT

[Schedules to the Credit Agreement]

[Schedules to the Collateral Agreement]